UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SAFETY INSURANCE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2026

SAFETY INSURANCE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50070	13-4181699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 951-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SAFT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 8.01. Other Events.

As previously announced, on July 23, 2026, Safety Insurance Group, Inc., a Delaware corporation (“Safety”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”) with MAPFRE U.S.A. Corp., a Massachusetts corporation (“Mapfre”), and Splash Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Mapfre (“Merger Subsidiary”), pursuant to which Merger Subsidiary will be merged with and into Safety (the “Merger”), with Safety surviving the Merger as a wholly owned direct subsidiary of Mapfre.

The consummation of the Merger (the “Closing”) is subject to certain customary conditions, including the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m. Eastern Time on September 14, 2026, satisfying one of the conditions to Closing.

The Closing remains subject to other customary conditions, including the receipt of certain other regulatory approvals.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving Safety, Mapfre and Merger Subsidiary. Safety filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement was first mailed to Safety’s stockholders on or about September 14, 2026. Safety may also file other relevant documents with the SEC regarding the proposed transaction and related matters. This Current Report on Form 8-K is not a substitute for the definitive proxy statement or any other document that Safety may file with the SEC. STOCKHOLDERS OF SAFETY ARE URGED TO READ THE DEFINTIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HAVE BEEN (OR WILL BE) FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the definitive proxy statement and other relevant materials (when available) and other documents filed by Safety at the SEC’s website at www.sec.gov. Copies of the definitive proxy statement and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Safety’s Investor Relations at investorrelations@safetyinsurance.com or (877) 951-2522.

Participants in the Solicitation

Safety, Mapfre and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Safety’s directors and executive officers is available in (a) Safety’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 27, 2026, and can be found at www.sec.gov; (b) Safety’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 31, 2026, under the headings “Proposal 1: Election of the Company’s Directors,” “Executive Officers,” “Executive Compensation,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners, Directors and Management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Safety’s securities by its directors or executive officers have changed since the amounts set forth in Safety’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement, including under the heading “The Merger—Interests of Directors and Executive Officers in the Merger,” and other relevant materials regarding the proposed transaction when they become available. Copies of the documents filed with the SEC by Safety will be available free of charge through the website maintained by the SEC and at Safety’s website at https://www.safetyinsurance.com/about/financial.html.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Safety’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Safety’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) Safety may fail to obtain stockholder approval of the Merger Agreement, (iii) the parties may fail to obtain required governmental and regulatory approvals, including, without limitation, from the Massachusetts Commissioner of Insurance, and (iv) other conditions to the consummation of the proposed transaction under the Merger Agreement may not be satisfied; (b) the effects that any termination of the Merger Agreement may have on Safety’s business, including the risk that Safety’s stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on Safety’s businesses, including the risks that as a result (i) Safety’s business, operating results or stock price may suffer, (ii) Safety’s current plans and operations may be disrupted, (iii) Safety’s ability to retain or recruit key employees may be adversely affected, (iv) Safety’s business relationships (including customers, policyholders, agents, service providers, and business partners) may be adversely affected, or (v) Safety’s management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the Merger Agreement places on Safety’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Safety and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays or that the potential benefits of the proposed transaction may not be realized or will not be realized within the expected time period and that Safety and Mapfre will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (g) other economic, business, competitive, legal, regulatory, and/or tax factors; and (h) other factors described in the reports of Safety filed with the SEC, including but not limited to the risks described in Safety’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and Safety’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Safety’s other filings with the SEC. All forward-looking statements attributable to Safety, or persons acting on Safety’s behalf, are expressly qualified in their entirety by this cautionary statement. Further, Safety disclaims any obligation to update the information in this Current Report on Form 8-K or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safety Insurance Group, Inc.

Date: September 15, 2026	By:	/s/ CHRISTOPHER T. WHITFORD
	Name:	Christopher T. Whitford
	Title:	V.P., Chief Financial Officer and Secretary